-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 31, 2002


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-9, Mortgage Pass-Through Certificates, Series 2002-9).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


       Delaware                         333-74674              95-4449516
       --------                         ---------              ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
   of Incorporation)                  File Number)         Identification No.)



          4500 Park Granada
          Calabasas, California                              91302
        -------------------------                         ----------
          (Address of Principal                           (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------


       -----------------------------------------------------------------

Item 5. Other Events.
        ------------

        On May 31, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-9. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1. The Pooling and Servicing Agreement, dated as of May 1, 2002, by and among the Company, Seller, Master Servicer and the Trustee.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CWMBS, INC.



                                     By: /s/ Celia Coulter
                                         ----------------------------------
                                         Celia Coulter
                                         Vice President



Dated:  August 20, 2002

                                 Exhibit Index
                                 -------------



Exhibit                                                               Page
-------                                                               ----

99.1.        Pooling and Servicing Agreement,
             dated as of May 1, 2002, by
             and among, the Company, Seller,
             Master Servicer and the Trustee.                            6

                                 EXHIBIT 99.1
                                 ------------

[insert pooling agreement here]

[insert exhibits here]